Exhibit 99.1
SUPPORT AGREEMENT
This SUPPORT AGREEMENT, dated as of March 6, 2011 (this “Agreement”), is made among Accuray Incorporated, a Delaware corporation (“Parent”), and the shareholders of TomoTherapy Incorporated, a Wisconsin corporation (the “Company”). listed on the signature pages hereto (each, a “Shareholder” and, collectively, the “Shareholders”). Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently herewith, Parent, Jaguar Acquisition, Inc., a Wisconsin corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation in the merger (the “Merger”);
WHEREAS, as of the date of this Agreement, each Shareholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of shares of common stock, par value $0.01 per share, of the Company (“Shares”) (with respect to each Shareholder, the “Owned Shares”; the Owned Shares and any additional Shares or other voting securities of the Company of which such Shareholder acquires record and/or beneficial ownership after the date hereof, including by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities or stock options, such Shareholder’s “Covered Shares”);
WHEREAS, in order to induce Parent and Merger Sub to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, Parent and the Shareholders are entering into this Agreement; and
WHEREAS, the Shareholders acknowledge that Parent and Merger Sub are entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of the Shareholders set forth in this Agreement and would not enter into the Merger Agreement if any Shareholder did not enter into this Agreement.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent and the Shareholders hereby agree as follows:
1. Agreement to Vote. Prior to the Termination Date (as defined herein), each Shareholder irrevocably and unconditionally agrees that such Shareholder shall at any meeting of the shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting), however called, or in connection with any written consent of shareholders of the Company (a) when a meeting is held, appear at such meeting or otherwise cause the Covered Shares owned at the time of the record date for such meeting to be counted as present thereat for the purpose of establishing a quorum, and respond to each request by the Company for written consent, if any; and (b) vote (or consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all Covered Shares owned at the time of the record date for such meeting in favor of (A) the Merger, the approval of the Merger Agreement and any other matters necessary for consummation of the Merger and the other transactions contemplated in the Merger Agreement (whether or not recommended by the Company Board) and (B) any proposal to adjourn or postpone the Company Shareholders Meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which the Company Shareholders Meeting is held and (ii) against (A) any Acquisition Proposal or Alternative Acquisition Agreement, (B) any proposal for any recapitalization, reorganization, liquidation, dissolution, amalgamation, merger, sale of assets or other business combination between the Company and any other Person (other than the Merger), (C) any other action that could reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Merger or any of the transactions contemplated by the Merger Agreement or this Agreement or any transaction that results in a breach in any material respect of any covenant, representation or warranty or other obligation or agreement of the Company under the Merger Agreement, and (D) any resolution, agreement or proposal to solicit, initiate, endorse, encourage, facilitate, enter into, or otherwise participate in any discussions or negotiations with any Person regarding, any of the foregoing items specified in this clause (ii).
2. Grant of Irrevocable Proxy; Appointment of Proxy.
(a) EACH SHAREHOLDER HEREBY GRANTS TO, AND APPOINTS, PARENT, THE EXECUTIVE OFFICERS OF PARENT, AND ANY OTHER DESIGNEE OF PARENT, EACH OF THEM INDIVIDUALLY, SUCH SHAREHOLDER’S IRREVOCABLE (UNTIL THE TERMINATION DATE) PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO (I) ATTEND ANY AND ALL MEETINGS OF THE COMPANY’S SHAREHOLDERS, (II) VOTE, OR ISSUE INSTRUCTIONS TO THE RECORD HOLDER TO VOTE, THE COVERED SHARES OWNED AT THE TIME OF THE RECORD DATE FOR SUCH MEETING AS INDICATED IN SECTION 1 AT ANY AND ALL MEETINGS OF THE COMPANY’S SHAREHOLDERS AND (III) GRANT OR WITHHOLD, OR ISSUE INSTRUCTIONS TO THE RECORD HOLDER TO GRANT OR WITHHOLD, IN ACCORDANCE WITH THE PROVISIONS OF SECTION 1, ALL WRITTEN CONSENTS WITH RESPECT TO THE COVERED SHARES OWNED AT THE TIME OF SUCH WRITTEN CONSENT AT ANY AND ALL MEETINGS OF THE COMPANY’S SHAREHOLDERS. EACH SHAREHOLDER INTENDS THIS PROXY TO BE IRREVOCABLE (UNTIL THE TERMINATION DATE) AND COUPLED WITH AN INTEREST AND WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY SUCH SHAREHOLDER WITH RESPECT TO THE COVERED SHARES (THE SHAREHOLDER REPRESENTING TO THE COMPANY THAT ANY SUCH PROXY IS NOT IRREVOCABLE). EACH SHAREHOLDER HEREBY FURTHER AFFIRMS THAT (I) THE PROXY SET FORTH IN THIS SECTION 1 IS GRANTED IN CONSIDERATION OF, AND AS AN INDUCEMENT TO, PARENT AND MERGER SUB ENTERING INTO THE MERGER AGREEMENT AND (II) THAT SUCH PROXY IS GIVEN TO SECURE THE OBLIGATIONS OF SUCH SHAREHOLDER UNDER SECTION 1.

(b) The proxy granted in this Section 2 shall automatically expire upon the termination of this Agreement.
(c) Each Shareholder authorizes such attorney and proxy to substitute any other Person to act hereunder, to revoke any substitution and to file such proxy and any substitution or revocation with the Secretary of the Company.
3. No Inconsistent Agreements. Each Shareholder hereby covenants, represents, warrants and agrees that, except as contemplated by this Agreement, such Shareholder (a) has not entered into or deposited any Covered Shares under, and shall not enter into or deposit any Covered Shares under, at any time prior to the Termination Date, any voting agreement or voting trust with respect to any Covered Shares and (b) has not granted, and shall not grant, at any time prior to the Termination Date, a proxy or power of attorney with respect to any Covered Shares, except for a proxy designated by the Company that will vote in favor of the Merger, the approval of the Merger Agreement and any other matters necessary for consummation of the Merger and the other transactions contemplated in the Merger Agreement.
4. Termination. This Agreement shall terminate upon the earliest of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms and (c) written notice of termination of this Agreement by Parent to the Shareholders (such earliest date being referred to herein as the “Termination Date”).
5. Representations and Warranties of Shareholders. Each Shareholder, as to itself, hereby represents and warrants to Parent, as of the date of this Agreement and as of the record date for each meeting of shareholders of the Company occurring prior to the Termination Date, as follows:
(a) Each such Shareholder which is an entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder; each such Shareholder who is a natural person has full legal power and capacity to execute and deliver this Agreement and to perform such Shareholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by such Shareholder and, assuming due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(b) There is no action, suit, investigation, complaint or other proceeding pending against any such Shareholder or, to the knowledge of such Shareholder, any other Person or, to the knowledge of such Shareholder, threatened against any Shareholder or any other Person that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by Parent of its rights under this Agreement or the performance by any party of its obligations under this Agreement.
(c) Such Shareholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement and the representations and warranties of such Shareholder contained herein. Such Shareholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of his, her or its own choosing.
6. Shareholder Capacity. This Agreement is being entered into by each Shareholder solely in its capacity as a shareholder of the Company, and nothing in this Agreement shall restrict or limit the ability of any Shareholder who is a director or officer of the Company or any of its Subsidiaries to take any action in his or her capacity as a director or officer of the Company or such Subsidiary to the extent specifically permitted by the Merger Agreement.
7. Disclosure. Each Shareholder (i) hereby authorizes Parent, Merger Sub and the Company to publish and disclose in any announcement, in any disclosure required by the SEC or Applicable Law and in the Proxy Statement such Shareholder’s identity and ownership of the Covered Shares and the existence of this Agreement and the nature of such Shareholder’s obligations hereunder, (ii) shall promptly give to Parent, Merger Sub and the Company any information that any of them may require for the preparation of any such announcement or disclosure document and (iii) shall promptly notify Parent, Merger Sub and the Company of any inaccuracies or omissions with respect to any information supplied by such Shareholder to Parent, Merger Sub or the Company.
8. Further Assurances. From time to time, at the request of Parent and without further consideration, each Shareholder shall execute and deliver, or cause to be executed and delivered, all further documents and instruments, and shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things, necessary to perform its obligations under this Agreement.
9. Non-Survival of Representations and Warranties. The representations and warranties of the Shareholders contained herein shall not survive the closing of the transactions contemplated by the Merger Agreement.

10. Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed on behalf of each party and otherwise as expressly set forth herein.
11. Waiver. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.
12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) when delivered or sent if delivered personally or sent by facsimile transmission (provided confirmation of facsimile transmission is obtained), (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:
(i) If to a Shareholder, to the address set forth under such Shareholder’s name on the signature pages hereto.
(ii) If to Parent:
Accuray Incorporated
1310 Chesapeake Terrace
Sunnyvale, California 94089
Attention: General Counsel
Facsimile: (408) 789-4205
with a copy (which shall not constitute notice) to:
Gibson, Dunn & Crutcher LLP
1881 Page Mill Road
Palo Alto, California 94304
Attention: Gregory T. Davidson
Facsimile: (650) 849-5050
13. Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof.

14. No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.
15. Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.
16. Submission to Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any other party or its successors or assigns shall be brought and determined in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, in any Delaware state or federal court within the State of Delaware), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
17. Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any Shareholder without the prior written consent of Parent or by Parent without the prior written consent of the Shareholders, and any such assignment without such prior written consent shall be null and void ab initio. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

18. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, in any Delaware state or federal court within the State of Delaware), this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.
19. Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.
20. Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
21. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties; provided, however, that if any of the Shareholders fail for any reason to execute this Agreement, then this Agreement shall become effective as to the other Shareholders who execute this Agreement.
22. Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.
23. Interpretation. When a reference is made in this Agreement to Sections or Schedules, such reference shall be to a Section of or Schedule to this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Whenever the words “his” and “him” are used in this Agreement, they shall be deemed to also include “her,” and vice versa.

24. Obligations. The obligations of each Shareholder under this Agreement are several and not joint, and no Shareholder shall have any liability or obligation under this Agreement for any breach hereunder by any other Shareholder.
25. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by or on behalf of the party incurring such cost or expense, whether or not the transactions contemplated by this Agreement are consummated.
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IN WITNESS WHEREOF, Parent and the Shareholders have caused to be executed or executed this Agreement as of the date first written above.

ACCURAY INCORPORATED

/s/ Darren J. Milliken
Name: Darren J. Milliken
Title: Corporate Secretary
[Signature Page to Support Agreement]

SHAREHOLDERS:

/s/ Lance C. Balk

Lance C. Balk
Director

Facsimile:

/s/ Sam R. Leno

Sam R. Leno
Director

Facsimile:

/s/ Thomas Rockwell Mackie

Thomas Rockwell Mackie
Chairman of the Board, Director

Facsimile:

/s/ Jonathan McCloskey

Jonathan McCloskey
Director

Facsimile:

/s/ John J. McDonough

John J. McDonough
Director

Facsimile:

/s/ Cary J. Nolan

Cary J. Nolan
Director

Facsimile:

[Signature Page to Support Agreement]

/s/ Carlos A. Perez

Carlos A. Perez
Director

Facsimile:

/s/ Frederick A. Robertson

Frederick A. Robertson
Chief Executive Officer, President and Director

Facsimile:

/s/ Roy T. Tanaka

Roy T. Tanaka
Director

Facsimile:

/s/ Frances S. Taylor

Frances S. Taylor
Director

Facsimile:

/s/ Thomas E. Powell

Thomas E. Powell
Chief Financial Officer and Treasurer

Facsimile:

/s/ Rafael L. Vaello

Rafael L. Vaello
Chief Commercial Officer

Facsimile:

[Signature Page to Support Agreement]

/s/ Eric A. Schloesser

Eric A. Schloesser
Vice President, Operations and Business Development

Facsimile:

/s/ Brenda S. Furlow

Brenda S. Furlow
Vice President, General Counsel and Corporate Secretary

Facsimile:

[Signature Page to Support Agreement]